                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   HAYWOOD BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5.     Total fee paid:
_________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

              [HAYWOOD BANCSHARES, INC. LETTERHEAD]







                          March 21, 1997









Dear Fellow Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Haywood Bancshares, Inc., (the "Company") to be held at the main office of Haywood Savings Bank, Inc., SSB, 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 22, 1997 at 7:30 p.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives from the Company's auditors, KPMG Peat Marwick LLP, will be present to respond to any questions that stockholders may have.

     Please sign, date and return the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy card. To help us in our planning, please check the box on the proxy card if you plan to attend the Annual Meeting.

                                     Sincerely,

                                     /s/ Larry R. Ammons

                                     Larry R. Ammons
                                     President

                     HAYWOOD BANCSHARES, INC.
                      370 NORTH MAIN STREET
                WAYNESVILLE, NORTH CAROLINA  28786
                        (704) 456-9092
_________________________________________________________________
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON APRIL 22, 1997
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-holders (the "Annual Meeting") of Haywood Bancshares, Inc., (the "Company") will be held at the main office of Haywood Savings Bank, Inc., SSB, 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 22, 1997, at 7:30 p.m. for the following purposes:

     1.    The election of directors;

     2.    The ratification of auditors for the 1997 fiscal year;

     3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 14, 1997, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A proxy statement and form of proxy accompany this notice. You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.


                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Paul W. Trantham

                       Paul W. Trantham
                       Secretary

Waynesville, North Carolina
March 21, 1997
_________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE BANK THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVEN-IENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
_________________________________________________________________

_________________________________________________________________
                   PROXY STATEMENT
                         OF
               HAYWOOD BANCSHARES, INC.
                370 NORTH MAIN STREET
             WAYNESVILLE, NORTH CAROLINA  28786

              ANNUAL MEETING OF STOCKHOLDERS
                    April 22, 1997
_________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haywood Bancshares, Inc., (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at the main office of Haywood Savings Bank, Inc., SSB (the "Bank"), 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 22, 1997 at 7:30 p.m. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being first mailed to stockholders on or about March 21, 1997.

_________________________________________________________________
             VOTING AND REVOCATION OF PROXIES
_________________________________________________________________

     The proxies solicited hereby will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies which have not been revoked will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time prior to exercise. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A written notice of revocation of a proxy should be sent to the Secretary, Haywood Bancshares, Inc., 370 North Main Street, Waynesville, North Carolina 28786, and will be effective if received by the Secretary prior to the Annual Meeting. A previously submitted proxy will also be revoked if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder's proxy.

_________________________________________________________________
     VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"). Stockholders of record as of the close of business on March 14, 1997 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 1,251,856 shares of the Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of the Common Stock beneficially owned by all directors and executive officers as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of the Common Stock at the Record Date, based on information supplied by the Company's transfer agent and filings made by such persons pursuant to the Exchange Act as to which the Company had information on the Record Date.

                                      AMOUNT AND       PERCENT OF
                                      NATURE OF        SHARES OF
                                      BENEFICIAL       CAPITAL STOCK
                                      OWNERSHIP(1)     OUTSTANDING(2)
                                     ------------     ---------------

Larry R. Ammons                          77,475 (3)      6.19%
Haywood Savings Bank, Inc., SSB
370 North Main Street
Waynesville, North Carolina  28786

Haywood Savings Bank, Inc., SSB         169,912 (4)     13.57%
  Employee Stock Ownership Plan
370 North Main Street
Waynesville, North Carolina  28786

All Directors and Executive             290,424 (5)     23.13%
Officers as a Group (11 persons)

______________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of the Common Stock (1) over which he or she has or shares voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual or group.
(3) Includes 3,530 shares held in wife's Individual Retirement Account over which shares Mr. Ammons has shared voting power. Includes 17,325 shares allocated to Mr. Ammons' account in the Haywood Savings Bank, Inc., SSB Employee Stock Ownership Plan ("ESOP") the voting of which Mr. Ammons has the power to direct.
(4) The ESOP has purchased 175,000 shares of the Common Stock for the exclusive benefit of participating employees with borrowed funds of which 158,084 shares have been allocated to the accounts of participants. Unallocated shares are held in a suspense account for allocation among participants as the loan is repaid. The trustee votes all allocated shares in accordance with the instructions of the participating employees. Unallocated shares are voted by the trustee at the direction of the ESOP committee consisting of Director Dooly and three Bank employees, provided payments on the ESOP loan are not in default.
(5) Includes certain shares owned by spouses, or as custodian or trustee for minor children, over which shares all directors and executive officers as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes options to purchase 4,000 shares exercisable by certain executive officers and directors within 60 days of the Record Date. Includes 28,629 shares allocated to the accounts of certain executive officers in the ESOP, over which they have sole voting power. Does not include 16,916 unallocated shares of the Common Stock held by the ESOP, the voting of which shares is directed by the ESOP committee consisting of Director Dooly and three Bank employees. The members of the ESOP committee disclaim beneficial ownership of such unallocated shares.


_________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors is currently composed of ten members. In accordance with the Company's Articles of Incorporation, the Board of Directors is divided into three classes, as nearly equal as possible in size, with approximately one-third of the directors elected each year. The Board of Directors has nominated R. Neal Ensley, Joseph E. Taylor, Jr. and
C. Leon Turner, each of whom is currently a member of the Board of Directors, to serve as directors for a three-year term and until their successors are elected and qualified. Under North Carolina law, directors are elected by a plurality of the votes cast by the shares entitled to vote for the election of directors. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board of Directors will vote for the Board of Directors' nominees.

     If any nominee is unable to serve, the shares represented by all properly executed proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the number of authorized directors to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth for each nominee such person's name, age, principal occupation(s) during the past five years and all positions held with the Company, the year he first became a director of the Bank, the year his current term expires and the number and percentage of shares of the Common Stock beneficially owned. Each director became a director of the Company upon its organization in 1995.

                                                          YEAR FIRST
                                                          ELECTED OR                 SHARES OF
                                                          APPOINTED      CURRENT    COMMON STOCK    PERCENT
                 AGE                                      DIRECTOR OF    TERM TO    BENEFICIALLY      OF
                 (1)    PRINCIPAL OCCUPATION(2)           THE BANK       EXPIRE     OWNED(1)(3)     CLASS(4)
                 ---    -----------------------           -----------    -------    -----------     -------

                                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000
R. Neal Ensley    59  President of P&G Wood Erectors,        1991         1997       12,500 (5)     1.00%
                      Inc., a structural erector of lamin-
                      ated wood buildings, Waynesville,
                      North Carolina since 1989. Director
                      of Research and Development for
                      the Day International Division of
                      M.A. Hanna Company, Asheville,
                      North Carolina, a manufacturer of
                      off-set printing blankets from
                      from 1986 to 1989.

Joseph E.
  Taylor, Jr.    53   Automobile dealer and land developer   1979         1997       41,800 (6)(7)  3.33%
                      in Waynesville, North Carolina;
                      Vice Chairman of Great Smokies
                      Financial Corporation, a wholly-
                      owned subsidiary of the Bank.

C. Leon Turner   57   Executive Director of Haywood          1985         1997          675 (8)     0.05%
                      County Economic Development
                      Commission since 1993. Formerly
                      President of Turner & Sons, Inc.,
                      a men's clothing store in
                      Waynesville.  Director of Great
                      Smokies Financial Corporation, a
                      wholly-owned subsidiary of the Bank.
                                                                                   (Footnotes on page 5)


                                                          YEAR FIRST
                                                          ELECTED OR                 SHARES OF
                                                          APPOINTED      CURRENT    COMMON STOCK    PERCENT
                 AGE                                      DIRECTOR OF    TERM TO    BENEFICIALLY      OF
                 (1)    PRINCIPAL OCCUPATION(2)           THE BANK       EXPIRE     OWNED(1)(3)     CLASS(4)
                 ---    -----------------------           -----------    -------    -----------     -------

                               DIRECTORS CONTINUING IN OFFICE

Philip S. Dooly    57   President of Haywood Builders         1982        1998       10,100 (9)      0.81%
                        Supply Co. in Waynesville,
                        North Carolina, retail building
                        materials company.

C. Jeff Reece, Jr. 58   President and General Manager         1979        1998       47,990 (10)     3.83%
                        of Reece, Noland & McElrath,
                        Inc., a professional engineering
                        firm.  Vice Chairman of the Board
                        of Directors since June, 1996.
                        Chairman of the Audit Committee
                        of the Bank.

R. Bruce Norman    57   President and Manager of Parkway      1992        1998       16,300 (11)     1.30%
                        Electric and Heating, an electrical,
                        heating and air conditioning
                        contractor since 1970.

Larry R. Ammons    52   President and Managing Officer of     1976        1999       77,475 (12)     6.19%
                        the Company since its inception and
                        of the Bank since December 1987; prior
                        to December 1987, Executive Vice
                        President and Managing Officer of the
                        Bank; President and Director of Great
                        Smokies Financial Corporation, the
                        wholly-owned subsidiary of the Bank.

Glenn W. Brown     71   Retired Senior Partner in the law     1991        1999        7,800          0.62%
                        firm of Brown, Ward & Haynes, P.A.,
                        Waynesville, North Carolina

G.D. Stovall, Jr.  63   Chairman of the Board of Directors    1974        1999       24,580 (13)     1.96%
                        from September 1991 until June 1996;
                        prior to September 1991, Vice Chairman
                        of the Bank, owner of Waynesville
                        Candy & Specialty Co.

William P. Burgin  70   Chairman of the Board of Directors    1979        1999       29,900 (14)     2.39%
                        since June 1996; Vice Chairman of the
                        Board of Directors from September 1991
                        to June 1996.  Retired General Manager
                        of Burgin Construction Co., a general
                        contractor in Waynesville; Chairman
                        of the Board of Great Smokies
                        Financial Corporation, a wholly-
                        owned subsidiary of the Bank.

                                                                               (Footnotes on following page)


_____________
(1)  As of the Record Date.
(2) Nominees and directors have held these occupations or positions for at least five years, unless otherwise noted.
(3) For the definition of "beneficial ownership," see footnote 1 to the table in the section entitled "Voting Securities and Principal Holders Thereof." Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals exercise shared voting and investment power.
(4) In calculating percentage ownership for a given individual, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual.
(5)  Includes 1,400 shares held by wife.
(6) Includes options to purchase 4,000 shares of the Common Stock which are exercisable within 60 days of the Record Date.
(7)  Includes 1,390 shares held in wife's Individual Retirement
     Account ("IRA").
(8)  Includes 350 shares held in wife's IRA.
(9) Includes 400 shares held in wife's IRA. Does not include 16,916 unallocated shares held by the ESOP, the voting of which shares is directed by the ESOP committee on which Mr. Dooly serves. Mr. Dooly disclaims beneficial ownership of such shares.
(10) Includes 23,990 shares held jointly with spouse and 12,000 shares in retirement plan.
(11) Includes 1,000 shares held jointly with spouse.
(12) Includes 3,530 shares held in wife's IRA over which shares Mr. Ammons has shared voting power. Includes 17,325 shares of the Common Stock allocated to Mr. Ammons' account in the ESOP as to which shares Mr. Ammons has the power to direct the voting and 150 shares held by his children.
(13) Includes 600 shares held in wife's name.
(14) Includes 1,900 shares held in wife's name.

_________________________________________________________________
    MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended December 31, 1996, the Company's Board of Directors held a total of eight regular and special meetings. With the exception of Director Taylor who attended five out of eight meetings, no director attended fewer than 75% of the total meetings of the Company's Board of Directors and meetings of committees on which such Board member served during the period. Each director of the Company also serves on the Bank's Board of Directors which held a total of 24 meetings during the last fiscal year. No director attended fewer than 75% of the total meetings of the Bank's Board of Directors and meetings of committees on which such director served during this period. The Board of Directors has not established audit or compensation committees at the holding company level. These functions are performed by committees of the Board of Directors of the Bank.

     The Bank's audit committee consists of Directors Reece, Ensley and Dooly. The committee evaluates policies and procedures relating to internal auditing functions and controls and coordinates with the Bank's outside auditors with regard to the annual audit of the Bank. During the fiscal year ended December 31, 1996, this committee held five meetings.

     The Bank's personnel committee functions as the compensation committee and consists of Directors Burgin, Turner and Taylor. This committee meets at least once annually to review the compensation of officers and makes recommendations to the Board of Directors as to the compensation level to be established for these individuals. During the fiscal year ended December 31, 1996, this committee held two meetings.

     The Board of Directors also serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not established any procedures for this purpose. The Board of Directors held one meeting in its capacity as the nominating committee during the fiscal year ended December 31, 1996.

_________________________________________________________________
                   DIRECTOR COMPENSATION
_________________________________________________________________

     DIRECTOR FEES. Directors do not receive separate fees for their service on the Company's Board of Directors or its committees. Directors currently receive fees of $445 per Bank Board of Directors meeting attended. Directors receive no fees for committee meetings attended. However, directors serving on the Bank's Appraisal Committee receive $50 for visiting properties being appraised and $30 per each inspection of construction projects. In addition, the Chairman of the Board received a fee of $4,500 during fiscal year 1996. Certain directors, including Mr. Ammons, have entered into agreements with the Bank providing for the waiver of their director fees for a period of five years in return for monthly payments for a 10 year period beginning at age 65.

     DIRECTOR RETIREMENT PLAN. Effective January 1, 1994, the Bank's Board of Directors adopted the Haywood Savings Bank, Inc., SSB Retirement Plan for Non-Employee Directors (the "Directors' Plan") for its directors, each of whom is also a director of the Company. Under the Directors' Plan, each non-employee director will receive an annual payment for a number of years equal to the director's years of service on the Board of Directors (whether before or after the Effective Date of the Directors' Plan) up to a maximum of 10 years. For purposes of computing a director's years of service, no credit is given for periods when a director is also an employee of the Bank. The annual payment to be received by a non-employee director pursuant to the Directors' Plan will be equal to the product of his or her "Vested Percentage" and the sum of the fees paid to the directors for service as a director during the 12 calendar months immediately preceding the date on which the director terminates service on the Board of Directors. A director's "Vested Percentage" is based on his or her overall years of service on the Board of Directors of the Bank, and increases in increments of 20% from 0% for less than four years of service to 100% for more than 10 years of service. However, in the event a director terminates service on the Board of Directors due to death, retirement after attaining age 65 or disability (as determined by the Board of Directors in its sole discretion), the director's Vested Percentage automatically increases to 100%. In the event of a "change in control" (as such term is defined in the Directors'
Plan), the participant's Vested Percentage become 100% and is credited with at least 10 years of service regardless of his or her actual years of service and each non-employee director is entitled to receive a lump sum cash payment in an amount equal to the present value of the benefits that the director would have received had he or she terminated service on the date of the change in control. In the event of the death of a director before collecting any or all of the benefits payable under the Directors' Plan, such payments will be made to the estate of the deceased director. All benefits paid under the Directors' Plan will be paid from the Bank's general assets which are subject to the claim of the Bank's creditors.

_________________________________________________________________
               EXECUTIVE COMPENSATION
_________________________________________________________________

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer. No other executive officer of the Company earned salary and bonus during 1996 exceeding $100,000 for services rendered in all capacities to the Company.

                                       ANNUAL COMPENSATION
                               ------------------------------------
NAME AND               FISCAL                          OTHER ANNUAL     ALL OTHER
PRINCIPAL POSITION     YEAR    SALARY       BONUS    COMPENSATION (1)  COMPENSATION
-----------------      ----    ------       -----    ----------------  ------------
Larry R. Ammons        1996    $110,000    $   --       $     --       $ 23,895 (2)
President              1995      99,000        --             --         15,596
                       1994      95,000        --             --          9,078

____________
(1) Does not include perquisites and other personal benefits, the aggregate amount of which is the lesser of either $50,000 or 10% of the salary and bonus.
(2) Includes director's fees of $10,200 and the value of shares of Common Stock of $13,695 allocated to Mr. Ammons' account in the ESOP.


     OPTION YEAR-END VALUE TABLE. The following table sets forth information concerning the value of options and SARs held by the Chief Executive Officer at the end of the fiscal year.

                         NUMBER OF SECURITIES          VALUE OF SECURITIES
                       UNDERLYING UNEXERCISED        UNDERLYING UNEXERCISED
                           OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/
                           FISCAL YEAR-END         SARS AT FISCAL YEAR-END (1)
                     --------------------------    ---------------------------
NAME                 EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                 -----------  -------------    -----------   -------------
Larry R. Ammons       20,000          --            $257,500        --

___________
(1) Based on aggregate fair market value of the shares of Common Stock underlying the options at December 31, 1996 less aggregate exercise price. For purposes of this calculation, the fair market value of the Common Stock at December 31, 1996 is assumed to be equal to the closing market price of $18.50 per share. All options granted to Mr. Ammons were granted at an exercise price of $5.625 per share.

     EMPLOYMENT AGREEMENT. The Company and the Bank have entered into an employment agreement with President and Managing Officer Larry R. Ammons. This agreement initially provided for a five-year term from January 1, 1995, at a minimum annual salary of $110,000. The agreement provides for an automatic annual extension of the term of employment for an additional one-year period beyond the then effective expiration date unless either the Company or the Bank or the employee gives written notice prior to January 1 of each year that the agreement will not be extended further. No such notice has been given. The agreement provides for annual salary review by the Board of Directors, as well as inclusion of Mr. Ammons in any contingent compensation plans, customary fringe benefits, vacation and sick leave. If the Bank terminates the employment of Mr. Ammons for a reason other than "cause" as defined in the agreements or for retirement, Mr. Ammons or his beneficiaries is entitled to a monthly payment equal to the highest monthly rate of salary paid to him under the agreement for the remaining term of the agreement.

     The employment agreement contains a provision stating that in the event of the termination of employment for any reason other than cause or retirement after any change in control of the Company or the Bank or a change in the capacity or circumstances in which the employee is employed as contemplated by the agreement, Mr. Ammons or his beneficiary will be promptly paid a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change of control. "Control" generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the voting securities of the Company or the Bank. In the event of termination of employment resulting from a change in control which would activate such severance payment provisions, the estimated amounts payable to Mr. Ammons would be $286,442, based upon his average annual salary for the five-year period ended December 31, 1996.

     SUPPLEMENTAL INCOME AGREEMENTS. The Bank has entered into Retirement Payment Agreements with Mr. Ammons and certain other executive officers pursuant to which such officers may accrue additional retirement benefits. The Retirement Payment Agreements are intended to compensate Mr. Ammons and the other executive officers for reductions in their benefits under the Haywood Savings and Loan Association Employees' Retirement Plan resulting from changes in the assumptions used by the U.S. Government for calculating the maximum permissible benefits under tax qualified pension plans. Each of the agreements provide for monthly payments to the officer or his beneficiary in specified amounts for a period of fifteen years commencing at age 65. Such monthly payments are increased by 5% for each full year of service after the first year of service under the agreements except that there will be no increases in benefits after the attainment of age 65. During the period benefits are paid under the agreements, the officers have agreed to remain available to render consulting services to the Bank. Benefits may be terminated if the officer engages in business activities in competition with the Bank.

_________________________________________________________________
                  CERTAIN TRANSACTIONS
_________________________________________________________________

     Prior to 1989, the Bank had followed the policy of offering mortgage loans to its officers, directors and employees in the ordinary course of business on substantially the same terms and collateral as those of comparable transactions prevailing at the time, except that the Bank provided a one percentage point reduction in the rate of interest charged to officers, directors and employees as long as the relationship as officer, director or employee remains unchanged. It is the view of management that these loans did not involve more than the normal risk of collectibility or present other unfavorable features.

     Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such person must be approved in advance by a disinterested majority of the Board of Directors. As a result of FIRREA, the Bank does not offer favorable terms on loans to directors or executive officers.

     Set forth below is certain information relating to all indebtedness to the Bank of all executive officers and directors, and their immediate families and their affiliates whose aggregate indebtedness exceeded $60,000 during fiscal year 1996 and who had any indebtedness to the Bank which was originally made on terms that were not the same as those prevailing at the time for comparable transactions. Except as disclosed below, all loans to executive officers and directors whose aggregate indebtedness exceeded $60,000 at any time during the last fiscal year were made by the Bank in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                                                            LARGEST
                                                             AMOUNT       OUTSTANDING
                                                           OUTSTANDING    BALANCE AT
NAME AND              DATE OF    TYPE OF       INTEREST    DURING FISCAL  DECEMBER
RELATIONSHIP            LOAN       LOAN        RATE PAID    YEAR 1996     31, 1996
------------          -------    --------      ---------   ------------   ---------
William P. Burgin     05/30/85  Mortgage         7.75%       $85,938      $81,552
  Vice Chairman and   12/23/93  Equity Line(1)  Prime+1%      18,263           --
  Director

Philip S. Dooly       08/24/88  Mortgage         6.25%        39,319       36,682
  Director            08/09/94  Equity Line(1)  Prime+1%      25,274       21,297

___________
(1) This loan was made on the same terms as those prevailing at the time for comparable transactions.

_________________________________________________________________
   PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
_________________________________________________________________

     The Board of Directors has heretofore renewed the Company's arrangements with KPMG Peat Marwick LLP, independent public accountants, to be its auditors for the 1997 fiscal year, subject to ratification by the Bank's stockholders. KPMG Peat Marwick LLP served as the Company's independent auditors for the 1996 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE 1997 FISCAL YEAR.

_________________________________________________________________
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
_________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which is has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Person that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1996 and prior fiscal years all Reporting Persons have complied with these reporting requirements with the exception of Directors Burgin, Stovall and Turner who each failed to file a Form 4. All such transactions were subsequently reported on a Form 4 or Form 5.

_________________________________________________________________
                        OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that properly executed proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

_________________________________________________________________
                       MISCELLANEOUS
_________________________________________________________________

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1996 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

_________________________________________________________________
                  STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 370 North Main Street, Waynesville, North Carolina 28786, addressed to Paul W. Trantham, Secretary, no later than November 21, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      /s/ Paul W. Trantham

                      Paul W. Trantham
                      Secretary

Waynesville, North Carolina
March 21, 1997

_________________________________________________________________
             ANNUAL REPORT ON FORM 10-K
_________________________________________________________________
A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE ASSISTANT SECRETARY, HAYWOOD BANCSHARES, INC., 370 NORTH MAIN STREET, WAYNESVILLE, NORTH CAROLINA 28786.
_________________________________________________________________

                       REVOCABLE PROXY
                   HAYWOOD BANCSHARES, INC.
_________________________________________________________________
                 ANNUAL MEETING OF STOCKHOLDERS
                       APRIL 22, 1997
_________________________________________________________________

     The undersigned hereby appoints Larry R. Ammons and Jack T. Nichols with full powers of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Haywood Bancshares, Inc., which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders, to be held at the main office of Haywood Savings Bank, Inc., SSB, 370 North Main Street, Waynesville, North Carolina, on Tuesday, April 22, 1997 at 7:30 p.m. and at any and all adjournments thereof, as indicated below and as determined by the majority of the Board of Directors with respect to other matters which may be presented.

                                                        VOTE
                                                FOR    WITHHELD
                                                ---    --------

  I. The election as directors of the
     nominees listed below (except as
     marked to the contrary below).             [  ]    [  ]

     R. Neal Ensley
     Joseph E. Taylor, Jr.
     C. Leon Turner

     INSTRUCTION:  To withhold your vote for
     any individual nominee, write the nominee's name on the line below.

     ____________________________________

                                               FOR    AGAINST   ABSTAIN
                                               ---    --------  -------
 II. The approval of the appointment of
     KPMG Peat Marwick LLP as the Company's
     independent auditors for the fiscal
     year ending December 31, 1997.           [  ]     [  ]      [  ]


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
LISTED  PROPOSITIONS.
_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
NAMED AND PROPOSITIONS STATED.  IF ANY OTHER BUSINESS IS
PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS
DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE
PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS
TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO APPROVAL OF THE
MINUTES OF THE PRIOR ANNUAL MEETING OF STOCKHOLDERS, THE ELECTION
OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR
FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE
CONDUCT OF THE ANNUAL MEETING.
_________________________________________________________________

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the undersigned's shares of the Common Stock.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the 1997 Annual
Meeting, the Proxy Statement for the 1997 Annual Meeting and the
1996 Annual Report to Stockholders.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

[   ]    Please check here if you plan
         to attend the Annual Meeting.
_________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID, PRE-ADDRESSED ENVELOPE.
_________________________________________________________________